Exhibit 10.3
AMENDMENT NO. 6
to
CREDIT AND GUARANTY AGREEMENT
This AMENDMENT NO. 6 TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is made as of November 8, 2022, by and among ASAP INC. (f/k/a Waitr Inc.), a Delaware corporation (“Borrower”), WAITR INTERMEDIATE HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), the other Guarantors party hereto, LUXOR CAPITAL, LLC, as a Lender (as hereinafter defined) and LUXOR CAPITAL GROUP, LP, as administrative agent (in such capacity, “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.
WHEREAS, Borrower, Holdings, Administrative Agent, and the lenders from time to time party thereto (the “Lenders”) are parties to that certain Credit and Guaranty Agreement dated as of November 15, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof (including as amended pursuant to (i) that certain Amendment No. 1 to Credit and Guaranty Agreement dated as of January 17, 2019, (ii) that certain Amendment No. 2 to Credit and Guaranty Agreement dated as of May 21, 2019, (iii) that certain Amendment No. 3 to Credit and Guaranty Agreement dated as of July 15, 2020, (iv) that certain Amendment No. 4 to Credit and Guaranty Agreement dated as of March 9, 2021 and (v) that certain Amendment No. 5 to Credit and Guaranty Agreement dated as of May 9, 2022), the “Existing Credit Agreement”; and the Existing Credit Agreement, as amended by this Amendment being referred to herein as the “Amended Credit Agreement”);
WHEREAS, Borrower has requested that Lenders amend the Existing Credit Agreement so as to effectuate the amendments contemplated by Section 2 hereof; and
WHEREAS, Borrower, Holdings, the other Guarantors, Administrative Agent, and Lenders have agreed to such amendments upon and subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Holdings, the other Guarantors, Administrative Agent, and Lenders hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Amended Credit Agreement.
SECTION 2. Amendments to Existing Credit Agreement. The Existing Credit Agreement is hereby amended, effective as of the Amendment No. 6 Effective Date (as defined below), as follows:
(a) Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following defined terms in appropriate alphabetical order:
“Amendment No. 6 Effective Date” means November 8, 2022.

“ATM Offering Proceeds” means any net cash proceeds received by Parent in connection with any ATM Offering.
(b) Section 2.9(i) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“(i) Commencing as of the Amendment No. 6 Effective Date, no later than the following Wednesday (or such later date as may be agreed to by the Administrative Agent in its sole discretion) after the end of any calendar week in which Parent has received ATM Offering Proceeds, the Borrower shall prepay the outstanding principal amount of the Term Loans in an aggregate principal amount equal to 60% of such ATM Offering Proceeds received during such calendar week; provided that any ATM Offering Proceeds received after the Amendment No. 6 Effective Date in excess of the amount required to be prepaid pursuant to this Section 2.9(i) (such proceeds, “Excess ATM Offering Proceeds”) may be utilized for working capital or general corporate purposes of Holdings and its Subsidiaries, including for Investments and Permitted Acquisitions.
SECTION 3. Limited Waiver. Subject to the satisfaction of all of the conditions set forth in Section 5 below, effective as of the Amendment No. 6 Effective Date, the Administrative Agent and the Lenders party hereto constituting Required Lenders hereby waive any requirements to prepay the Term Loan pursuant to Section 2.9(c) of the Amended Credit Agreement solely with respect to (i) a capital contribution to Holdings made on or about the Amendment No. 6 Effective Date in an aggregate amount equal to $3,000,000 and (ii) a capital contribution to Holdings made on or about December 1, 2022 in an aggregate amount equal to $2,000,000, in each case which shall be used for working capital or general corporate purposes of Holdings and its Subsidiaries, including for Investments and Permitted Acquisitions. The waiver set forth in this Section 3 is a limited waiver, shall be limited precisely as written, and, except as expressly provided herein, shall not be deemed or otherwise construed to (i) constitute a waiver of any other term or provision of the Amended Credit Agreement or any of the other Credit Documents or (ii) operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents.
SECTION 4. Representations and Warranties of the Credit Parties. By its execution and delivery of this Amendment, each Credit Party hereby represents and warrants that (i) each of the representations and warranties contained in Section 4 of the Amended Credit Agreement (which are incorporated herein by this reference, mutatis mutandis) are true and correct in all material respects on and as of the Amendment No. 6 Effective Date (except for those representations and warranties that are conditioned by materiality, which are true and correct in all respects) to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (except for those representations and warranties that are conditioned by materiality, which were true and correct in all respects) on and as of such earlier date and (ii) as of the date hereof, since October 4, 2022 there have been no ATM Offerings and no ATM Offering Proceeds have been received by Parent.
SECTION 5. Conditions of Effectiveness. This Amendment shall become effective on and as of the date (such date, the “Amendment No. 6 Effective Date”) upon which all of the following conditions set forth in this Section 5 shall have been satisfied:
(a) Receipt by Administrative Agent of counterparts of this Amendment duly executed by each Credit Party, Lenders and Administrative Agent.

(b) On the Amendment No. 6 Effective Date after giving effect to this Amendment, (i) each of the representations and warranties contained in Section 4 of the Existing Credit Agreement are true and correct in all material respects on and as of the Amendment No. 6 Effective Date (except for those representations and warranties that are conditioned by materiality, which are true and correct in all respects) to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (except for those representations and warranties that are conditioned by materiality, which were true and correct in all respects) on and as of such earlier date and (ii) no event shall have occurred and be continuing or would result from the consummation of this Amendment that would constitute an Event of Default under the Existing Credit Agreement.
(c) Parent, Administrative Agent and Lenders (as defined therein) party to the Parent Convertible Notes Credit Agreement will have executed and delivered an amendment to the Parent Convertible Notes Credit Agreement in form and substance reasonably satisfactory to Administrative Agent.
SECTION 6. Reference to and Effect on the Credit Agreement.
(a) Upon the Amendment No. 6 Effective Date, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Amended Credit Agreement and each reference in any other Credit Document to “the Credit Agreement” shall mean and be a reference to the Amended Credit Agreement.
(b) Except as specifically amended hereby, the Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. Other than as expressly set forth herein, nothing in this Amendment shall be deemed to constitute a waiver by Administrative Agent or any Lender of any Default or Event of Default, nor constitute a waiver of any provision of the Existing Credit Agreement, this Amendment, the Amended Credit Agreement, any Credit Document or any other documents, instruments or agreements executed and/or delivered in connection herewith or therewith, whether now existing or hereafter arising, or of any right, power or remedy that Administrative Agent or Lenders may have under any of the Credit Documents or applicable law. Upon the Amendment No. 6 Effective Date, this Amendment, the Amended Credit Agreement and the other Credit Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof.
(c) Borrower and the other parties hereto acknowledge and agree that, on and after the Amendment No. 6 Effective Date, this Amendment shall constitute a Credit Document for all purposes of the Amended Credit Agreement.
SECTION 7. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, but giving effect to federal laws applicable to national banks.
SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
SECTION 9. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 10. Reaffirmation. Each of the Credit Parties as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as an accommodation party or guarantor, as the case may be, (a) hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents to which it is a party (after giving effect hereto) and (b) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any Credit Document as security for or otherwise guaranteed the Obligations under or with respect to the Credit Documents, hereby ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Credit Parties hereby consents to this Amendment and each of the transactions contemplated hereby and acknowledges that each of the Credit Documents (as amended through and including the date hereof) remains in full force and effect and is hereby ratified and reaffirmed.
SECTION 11. No Novation. Neither this Amendment nor the Amended Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release any Lien or priority of any Collateral Document or any Loan Guaranty or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Existing Credit Agreement or any Collateral Document or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied by this Amendment, the Amended Credit Agreement or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Credit Parties under the Existing Credit Agreement, the Amended Credit Agreement or any other Credit Document. Each of the Existing Credit Agreement and the other Credit Documents shall remain in full force and effect, except to the extent specifically modified hereby or in connection herewith. It is the intention of the parties hereto that neither this Amendment nor the Amended Credit Agreement constitute a novation of the Obligations outstanding under the Existing Credit Agreement or any collateral securing the same, all of which shall remain in full force and effect after the date hereof, as amended by this Amendment.
SECTION 12. Release. Borrower and each Credit Party hereby waive, release, remise and forever discharge Administrative Agent, Collateral Agent, Lead Arranger and Lenders whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which Borrower and any other Credit Party ever had, now has or might hereafter have against Administrative Agent, Collateral Agent, Lead Arranger or Lenders and each other Indemnitee arising from any event occurring on or prior to the date hereof which relates, directly or indirectly, to the Term Loan or the Credit Documents or any acts or omissions of Administrative Agent, Collateral Agent, Lead Arranger, Lenders or any other Indemnitee in respect of the Term Loan or the Credit Documents.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ASAP INC.

By: /s/ Carl Grimstad
Name: Carl Grimstad
Title: Chief Executive Officer

WAITR INTERMEDIATE HOLDINGS, LLC

By: /s/ Carl Grimstad
Name: Carl Grimstad
Title: Chief Executive Officer

BITESQUAD.COM, LLC

By: /s/ Carl Grimstad
Name: Carl Grimstad
Title: Chief Executive Officer

KASA DELIVERY CORPORATION

By: /s/ Carl Grimstad
Name: Carl Grimstad
Title: Chief Executive Officer

CDMX HOLDINGS, LLC

By: /s/ Carl Grimstad
Name: Carl Grimstad
Title: Chief Executive Officer

CATERING ON DEMAND LLC

By: /s/ Carl Grimstad
Name: Carl Grimstad
Title: Chief Executive Officer

Signature Page to
Amendment No. 6 to Credit and Guaranty Agreement

KASA DELIVERY, LLC

By: /s/ Carl Grimstad
Name: Carl Grimstad
Title: Chief Executive Officer

DELIVERY LOGISTICS, LLC

By: /s/ Carl Grimstad
Name: Carl Grimstad
Title: Chief Executive Officer

DUDE DELIVERY, LLC

By: /s/ Carl Grimstad
Name: Carl Grimstad
Title: Chief Executive Officer

DUDE CANNABIS, LLC

By: /s/ Carl Grimstad
Name: Carl Grimstad
Title: Chief Executive Officer

DDIT LLC

By: /s/ Carl Grimstad
Name: Carl Grimstad
Title: Chief Executive Officer

HAVE FUN, LLC

By: /s/ Carl Grimstad
Name: Carl Grimstad
Title: Chief Executive Officer

Signature Page to
Amendment No. 6 to Credit and Guaranty Agreement

CAPE PAYMENTS, LLC

By: /s/ Carl Grimstad
Name: Carl Grimstad
Title: Chief Executive Officer

LEAF ADVISORS, LLC

By: /s/ Carl Grimstad
Name: Carl Grimstad
Title: Chief Executive Officer

Signature Page to
Amendment No. 6 to Credit and Guaranty Agreement

LUXOR CAPITAL GROUP, LP
as Administrative Agent, Lead Arranger and Collateral Agent

By: /s/ Norris Nissam
Name: Norris Nissim
Title: General Counsel

LUXOR CAPITAL, LLC, as Lender
By: Luxor Capital Group, LP,
its Manager

By: /s/ Norris Nissim
Name: Norris Nissim
Title: General Counsel

Signature Page to
Amendment No. 6 to Credit and Guaranty Agreement